SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (AMENDMENT 5)
                                 (RULE 14A-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

           FILED BY THE  REGISTRANT
           FILED BY A PARTY OTHER THAN THE REGISTRANT X
           CHECK THE APPROPRIATE BOX:
             PRELIMINARY PROXY STATEMENT
             CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY {AS PERMITTED BY RULE 14A-6(E)(2)}
             DEFINITIVE  PROXY  STATEMENT
           X DEFINITIVE  ADDITIONAL MATERIALS
             SOLICITING  MATERIAL  PURSUANT TO RULE  14A-11(C) OR RULE 14A-12

              ENEX 88-89 INCOME & RETIREMENT FUND - SERIES 3, L.P.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                           ENEX RESOURCES CORPORATION
--------------------------------------------------------------------------------

      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
       $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II), 14A-6(I)(1), OR 14A-6(J)(2).
       $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT
       RULE 14A-6(I)(3).
       FEE  COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

           (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
                $500 "UNITS" OF LIMITED PARTNERSHIP INTERESTS
--------------------------------------------------------------------------------
           (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
                6,080
--------------------------------------------------------------------------------
           (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:. {SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED.}:
                $89,742 {PARTNERSHIP INDEBTEDNESS EXCEEDS ESTIMATED
                FAIR MARKET VALUE OF PARTNERSHIP ASETS TO BE SOLD IN LIQUIDATION PURSUANT TO PLAN OF DISSOLUTION.}
--------------------------------------------------------------------------------
           (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
                $89,742
--------------------------------------------------------------------------------
           (5)  TOTAL FEE PAID:
                $17.95
--------------------------------------------------------------------------------
         X    FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS

             CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRA-TION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

           (1)  AMOUNT PREVIOUSLY PAID: $17.95
--------------------------------------------------------------------------------
           (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.
--------------------------------------------------------------------------------
           (3)  FILING PARTY:
--------------------------------------------------------------------------------
           (4)  DATE FILED:
--------------------------------------------------------------------------------

October 15, 1997



ENEX OIL & GAS INCOME PROGRAM IV-3, L.P.
ENEX 88-89 INCOME AND RETIREMENT FUND -
    SERIES 1, SERIES 2, SERIES 3, SERIES 4
Three Kingwood Place
Suite 200
800 Rockmead Drive
Kingwood, Texas  77339

RE:  NOTICE OF SPECIAL MEETING
To Be Held On October 28, 1997

To Our Limited Partners:

On September 11, 1997, notice of a Special Meeting was mailed to each of you along with a Proxy Statement. The purpose of this meeting is to vote on the proposal to sell the above-referenced Partnerships' assets and, thereafter, dissolve and liquidate each Partnership in accordance with the applicable provisions of the Partnership Agreement. To date, Enex Resources Corporation, the General Partner, has not received your proxy.

If a majority-in-interest vote to approve the proposed dissolution is not received by the meeting date, then Enex Resources Corporation, following 120 days notice, plans to resign as General Partner. Under the terms of the Partnership Agreements, the Partnerships can then be dissolved without a majority Limited Partner vote. The cost to manage these partnerships for an additional 120 days may eliminate any chance of a final cash distribution from those partnerships that might otherwise be in a position to make one.

In the event that you may not have received your proxy, we are enclosing another notice of the meeting and a proxy statement and ballot. Your vote is important. We urge you to complete, sign and return the enclosed proxy as soon as possible in the enclosed envelope in order to assure the presence of a quorum at the meeting.

ENEX RESOURCES CORPORATION,
GENERAL PARTNER



Gerald B. Eckley,
President